Exhibit 21.1

LIST OF SUBSIDIARIES

CORPORATIONS

AMEDISYS HOME HEALTH, INC. OF SOUTH CAROLINA, a South Carolina corporation

AMEDISYS HOME HEALTH, INC. OF VIRGINIA, a Virginia corporation

ANGEL WATCH HOME CARE, INC., a Florida Corporation

HI-TECH CARE, INC., a Florida Corporation

HMR ACQUISITION, INC., a Delaware corporation

INFINITY HOME CARE ACQUISITION CORP., a Florida corporation

LIMITED LIABILITY COMPANIES

ACCUMED HEALTH SERVICES, L.L.C., a Texas limited liability company

ACCUMED HOLDING, L.L.C., a Delaware limited liability company

ACCUMED HOME HEALTH OF GEORGIA, L.L.C.., a Georgia limited liability company

ACCUMED HOME HEALTH OF NORTH TEXAS, L.L.C., a Texas limited liability company

ADVENTA HOSPICE, L.L.C., a Florida limited liability company

ALBERT GALLATIN HOME CARE AND HOSPICE SERVICES, LLC, a Delaware limited liability company

AMEDISYS AIR, L.L.C., a Louisiana limited liability company

AMEDISYS ALABAMA, L.L.C., an Alabama limited liability company

AMEDISYS ALASKA, LLC, an Alaska limited liability company

AMEDISYS ARIZONA, L.L.C., an Arizona limited liability company

AMEDISYS ARKANSAS, LLC, an Arkansas limited liability company

AMEDISYS BA, LLC, a Delaware limited liability company

AMEDISYS CALIFORNIA, L.L.C., a California limited liability company

AMEDISYS COLORADO, L.L.C., a Colorado limited liability company

AMEDISYS CONNECTICUT, L.L.C., a Connecticut limited liability company

AMEDISYS DELAWARE, L.L.C., a Delaware limited liability company

AMEDISYS FLORIDA, L.L.C., a Florida limited liability company

AMEDISYS GEORGIA, L.L.C., a Georgia limited liability company

AMEDISYS HEALTH CARE WEST, L.L.C., a Delaware limited liability company

AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company

AMEDISYS HOME HEALTH OF ALABAMA, L.L.C. an Alabama limited liability company

AMEDISYS HOSPICE, L.L.C., a Louisiana limited liability company

AMEDISYS IDAHO, L.L.C., an Idaho limited liability company

AMEDISYS ILLINOIS, L.L.C., an Illinois limited liability company

AMEDISYS INDIANA, L.L.C., an Indiana limited liability company

AMEDISYS IOWA, L.L.C., an Iowa limited liability company

AMEDISYS KANSAS, L.L.C., a Kansas limited liability company

AMEDISYS LA ACQUISITIONS, L.L.C., a Louisiana limited liability company

AMEDISYS LOUISIANA, L.L.C., a Louisiana limited liability company

AMEDISYS MAINE, P.L.L.C., a Maine professional limited liability company

AMEDISYS MARYLAND, L.L.C., a Maryland limited liability company

AMEDISYS MASSACHUSETTS, L.L.C., a Massachusetts limited liability company

AMEDISYS MICHIGAN, L.L.C., a Michigan limited liability company

AMEDISYS MINNESOTA, L.L.C., a Minnesota limited liability company

AMEDISYS MISSISSIPPI, L.L.C., a Mississippi limited liability company

AMEDISYS MISSOURI, L.L.C., a Missouri limited liability company

AMEDISYS NEBRASKA, L.L.C., a Nebraska limited liability company

AMEDISYS NEVADA, L.L.C., a Nevada limited liability company

AMEDISYS NEW HAMPSHIRE, L.L.C., a New Hampshire limited liability company

AMEDISYS NEW JERSEY, L.L.C., a New Jersey limited liability company

AMEDISYS NEW MEXICO, L.L.C., a New Mexico limited liability company

AMEDISYS NORTH CAROLINA, L.L.C., a North Carolina limited liability company

AMEDISYS NORTH DAKOTA, L.L.C., a North Dakota limited liability company

AMEDISYS NORTHWEST, L.L.C., a Georgia limited liability company

AMEDISYS OHIO, L.L.C., an Ohio limited liability company

AMEDISYS OKLAHOMA, L.L.C., an Oklahoma limited liability company

AMEDISYS OREGON, L.L.C., an Oregon limited liability company

AMEDISYS PENNSYLVANIA, L.L.C., a Pennsylvania limited liability company

AMEDISYS PERSONAL CARE, LLC, a Delaware limited liability company

AMEDISYS PROPERTY, L.L.C., a Louisiana limited liability company

AMEDISYS QUALITY OKLAHOMA, L.L.C., an Oklahoma limited liability company

AMEDISYS RHODE ISLAND, L.L.C., a Rhode Island limited liability company

AMEDISYS SC, L.L.C., a South Carolina limited liability company

AMEDISYS SOUTH DAKOTA, L.L.C., a South Dakota limited liability company

AMEDISYS SOUTH FLORIDA, L.L.C., a Florida limited liability company

AMEDISYS SPECIALIZED MEDICAL SERVICES, L.L.C., a Louisiana limited liability company

AMEDISYS SP-IN, L.L.C., an Indiana limited liability company

AMEDISYS SP-KY, L.L.C., a Kentucky limited liability company

AMEDISYS SP-OH, L.L.C., an Ohio limited liability company

AMEDISYS SP-TN, L.L.C., a Tennessee limited liability company

AMEDISYS TENNESSEE, L.L.C., a Tennessee limited liability company

AMEDISYS TEXAS, L.L.C., a Texas limited liability company

AMEDISYS TLC ACQUISITION, L.L.C., a Louisiana limited liability company

AMEDISYS UTAH, L.L.C., a Utah limited liability company

AMEDISYS VENTURES, L.L.C., a Delaware limited liability company

AMEDISYS VIRGINIA, L.L.C., a Virginia limited liability company

AMEDISYS WASHINGTON, L.L.C., a Washington limited liability company

AMEDISYS WESTERN, L.L.C., a Delaware limited liability company

AMEDISYS WEST VIRGINIA, L.L.C., a West Virginia limited liability company

AMEDISYS WISCONSIN, L.L.C., a Wisconsin limited liability company

ANMC VENTURES, L.L.C., a Louisiana liability company

AVENIR VENTURES, L.L.C., a Louisiana limited liability company

BEACON HOSPICE, L.L.C., a Delaware limited liability company

BROOKSIDE HOME HEALTH, LLC, a Virginia limited liability company

CH HOLDINGS, LLC, a Louisiana limited liability company

COMPREHENSIVE HOME HEALTHCARE SERVICES, L.L.C., a Tennessee limited liability company

EMERALD CARE, L.L.C., a North Carolina limited liability company

FAMILY HOME HEALTH CARE, L.L.C., a Kentucky limited liability company

HHC, L.L.C., a Tennessee limited liability company

HOME HEALTH OF ALEXANDRIA, L.L.C., a Louisiana limited liability company

HOME HOSPITALISTS OF AMERICA, LLC, a Delaware limited liability company

HORIZONS HOSPICE CARE, L.L.C., an Alabama limited liability company

HOUSECALL, L.L.C., a Tennessee limited liability company

HOUSECALL HOME HEALTH, L.L.C., a Tennessee limited liability company

HOUSECALL MEDICAL RESOURCES, L.L.C., a Delaware limited liability company

HOUSECALL MEDICAL SERVICES, L.L.C., a Tennessee limited liability company

HOUSECALL SUPPORTIVE SERVICES, L.L.C.., a Florida limited liability company

INFINITY HOME CARE, L.L.C., a Florida limited liability company

INFINITY HOME CARE OF BROWARD, LLC, a Florida limited liability company

INFINITY HOME CARE OF LAKELAND, LLC, a Florida limited liability company

INFINITY HOME CARE OF OCALA, LLC, a Florida limited liability company

INFINITY HOME CARE OF PINELLAS, LLC, a Florida limited liability company

INFINITY HOME CARE OF PORT CHARLOTTE, LLC, a Florida limited liability company

INFINITY HOME CARE OF JACKSONVILLE, LLC, a Florida limited liability company

INFINITY HOMECARE OF DISTRICT 9, LLC, a Florida limited liability company

MC VENTURES, LLC, a Mississippi limited liability company

M.M. ACCUMED VENTURES, L.L.C., a Texas limited liability company

NINE PALMS 1, L.L.C., a Virginia limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES INTERNATIONAL, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF BROWARD, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF ERIE NIAGARA, LLC, a New York limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF GEORGIA, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF NASSAU SUFFOLK, LLC, a New York limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF NEW ENGLAND, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES OF WEST VIRGINIA, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES SOUTHEAST, LLC, a Delaware limited liability company

TENDER LOVING CARE HEALTH CARE SERVICES WESTERN, LLC, a Delaware limited liability company

TLC HOLDINGS I, L.L.C., a Delaware limited liability company

TLC HEALTH CARE SERVICES, L.L.C., a Delaware limited liability company

TUCSON HOME HEALTH, LLC, a Delaware limited liability company

LIMITED PARTNERSHIPS/LIMITED LIABILITY PARTNERSHIPS

NINE PALMS 2, LLP, a Mississippi limited liability partnership

JOINT VENTURES

AMEDISYS HOME HEALTH, A LAWRENCE MEDICAL CENTER PARTNER, L.L.C, a Delaware limited liability company (66.67% ownership)

AMEDISYS PRIVATE DUTY, LLC, a Delaware limited liability company (50% ownership)

AMEDISYS VALLEY TEXAS, L.L.C., a Delaware limited liability company (70% ownership)

GEORGETOWN HOSPITAL HOME HEALTH, LLC, a Delaware limited liability company (70% ownership)

MARIETTA HOME HEALTH AND HOSPICE, L.L.C., an Ohio limited liability company (50% ownership)

MORGANTOWN HOSPICE, LLC, a Delaware limited liability company (80% ownership)

PORTNEUF HOME HEALTH CARE, LLC, a Delaware limited liability company (50% ownership)

TRI-CITIES HOME HEALTH, LLC, a Delaware limited liability company (50% ownership)

WENTWORTH HOME CARE AND HOSPICE, LLC, a New Hampshire limited liability company (50% ownership)